SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

GUARDIAN VARIABLE PRODUCTS TRUST
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

Guardian Diversified Research VIP Fund

Guardian Growth & Income VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian Balanced Allocation VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Total Return Bond VIP Fund

Notice of Adjournment of Special Meeting of Shareholders

Please note that the Special Meeting of Shareholders to be held on January 31, 2025 will now be held on February 14, 2025 at 4:00 p.m. Eastern Time

Dear Shareholder:

The Special Meeting of Shareholders has been adjourned to February 14, 2025, at 4:00 p.m. Eastern time. To date, our records indicate that we have not yet received your voting instructions. If you have already voted, thank you. If you have not yet voted, please submit your vote promptly.

A copy of the proxy statement is enclosed and is also available on Computershare’s website at: www.proxy-direct.com/gua-34281

For your convenience, please utilize any of the following methods to submit your voting instructions:

1. By Internet.

Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2. By Touch-Tone Phone.

Call the toll-free number found on your voting card(s) or voting instruction form and follow the simple instructions.

3. By Mail.

Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.

Please utilize one of the options above so that your voting instructions can be received in time for the meeting on February 14, 2025.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES TODAY!